   As filed with the Securities and Exchange Commission on December 28, 2001.

                                                           Registration No. 333-
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933



                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

       Ohio                                                   34-0577130
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
           (Address of principal executive offices including zip code)

           THE COMPANY SAVINGS PLAN FOR THE EMPLOYEES OF TIMKEN FRANCE
                            (Full title of the plan)

                                Scott A. Scherff
                Corporate Secretary and Assistant General Counsel
                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                     (Name and address of agent for service)

                                 (330) 438-3000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
      Registered              Registered              Per Share           Offering Price               Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
     Common Stock,
   without par value        100,000 shares            $15.95(1)            $1,595,000(1)             $381.21
--------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Shares of the Registrant on the New York Stock Exchange on December 27, 2001.

         Pursuant to General Instruction E to Form S-8, the contents of the registration statement on Form S-8 (Registration No. 333-62481) as filed with the Securities and Exchange Commission on August 28, 1998 to register the Common Shares, without par value, of the Registrant to be issued under the Plan are hereby incorporated by reference. This registration statement on Form S-8 is filed for the purpose of registering an additional 100,000 Common Shares of the Registrant under the Plan.

ITEM 8.  EXHIBITS.

         The following Exhibits are being filed as part of this Registration
         Statement:

         23       Consent of Independent Auditors

         24       Power of Attorney


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 21st day of December, 2001.

                                          THE TIMKEN COMPANY


                                          By: /s/ GENE E. LITTLE
                                             ---------------------------------
                                          Gene E. Little
                                          Senior Vice President - Finance

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                 Title                                  Date
               ---------                                 -----                                  ----
*
-----------------------------------------    Director and Chairman and Chief                  December 21, 2001
W. R. Timken, Jr.                            Executive Officer (Principal
                                             Executive Officer)


 /s/ GENE E. LITTLE                          Senior Vice President - Finance                  December 21, 2001
-----------------------------------------    (Principal Financial and Accounting
Gene E. Little                               Officer)

*
-----------------------------------------    Director                                         December 21, 2001
Stanley C. Gault

*
-----------------------------------------    Director                                         December 21, 2001
James W. Griffith

*
-----------------------------------------    Director                                         December 21, 2001
J. Clayburn La Force, Jr.

*
-----------------------------------------    Director                                         December 21, 2001
John A. Luke, Jr.

*
-----------------------------------------    Director                                         December 21, 2001
Robert W. Mahoney


-----------------------------------------    Director
Jay A. Precourt

*
-----------------------------------------    Director                                         December 21, 2001
John M. Timken, Jr.

*
-----------------------------------------    Director                                         December 21, 2001
Ward J. Timken

*
-----------------------------------------    Director                                         December 21, 2001
Joseph F. Toot, Jr.


-----------------------------------------    Director
Martin D. Walker

*
-----------------------------------------    Director                                         December 21, 2001
Jacqueline F. Woods

* This registration statement has been signed on behalf of the above-named directors and officers of the Registrant by Gene E. Little, Senior Vice President - Finance of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this registration statement.


DATED:  December 21, 2001               By: /s/  GENE E. LITTLE
                                        --------------------------------------
                                        Gene E. Little, Attorney-in-Fact

                                  EXHIBIT INDEX


         The following Exhibits are being filed as part of this Registration
Statement:

         23       Consent of Independent Auditors

         24       Power of Attorney